UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2021

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	STAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.

As described in the Current Report on Form 8-K filed by STAG Industrial, Inc. (the “Company”), on November 8, 2021, the Company and its operating partnership, STAG Industrial Operating Partnership, L.P. (the “Operating Partnership”), entered into an underwriting agreement, dated as of November 3, 2021 (the “Underwriting Agreement”) with BofA Securities, Inc., as representative of the several underwriters named therein (collectively, the “Underwriters”), and as the seller of the Borrowed Securities (as defined in the Underwriting Agreement) (in such capacity, the “Forward Seller”) and an affiliate of BofA Securities, Inc. (in such capacity, the “Forward Purchaser”) relating to the sale of (i) 5,250,000 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), by the Company to the Underwriters at a price to the Underwriters of $41.99 per share and (ii) 2,750,000 shares of Common Stock, by the Forward Seller to the Underwriters.

On December 1, 2021, the Underwriters exercised their option in full to purchase up to an additional 1,200,000 shares of Common Stock (the “Option Securities”). On December 2, 2021, the Company entered into an additional forward sale agreement with the Forward Purchaser (the “Additional Forward Sale Agreement”) relating to the exercise of the Option Securities. The Company will not initially receive any proceeds from the entry into the Additional Forward Sale Agreement and the sale of the Option Securities by the Forward Seller under the Underwriting Agreement. The closing of the sale of the Option Securities occurred on December 3, 2021.

The Common Stock, including the Option Securities, offered pursuant to the Underwriting Agreement has been registered on the Company’s registration statement on Form S-3 (File No. 333-229661), which became effective upon filing with the Securities and Exchange Commission on February 13, 2019, and a prospectus supplement dated November 3, 2021.

The foregoing description is qualified in its entirety by reference to the Additional Forward Sale Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

Exhibit Number	Description
1.1	Confirmation of Issuer Share Forward Sale Transaction, dated December 2, 2021, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and an affiliate of BofA Securities, Inc.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary
Dated: December 6, 2021